MORGAN STANLEY EUROPEAN EQUITY FUND INC.

MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND

MORGAN STANLEY MORTGAGE SECURITIES TRUST

MORGAN STANLEY MULTI CAP GROWTH TRUST

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

522 Fifth Avenue

New York, New York 10036

VIA EDGAR

October 20, 2016

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:                             Morgan Stanley European Equity Fund Inc.

File Nos. 33-33530; 811-6044

Morgan Stanley Global Fixed Income Opportunities Fund

File Nos. 33-44782; 811-6515

Morgan Stanley Mortgage Securities Trust

File Nos. 33-10363; 811-4917

Morgan Stanley Multi Cap Growth Trust

File Nos. 33-63685; 811-7377

Morgan Stanley U.S. Government Securities Trust

File Nos. 2-86966; 811-03870

Ladies and Gentlemen:

On behalf of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (the “Registrants”), we hereby submit for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, exhibits containing interactive data format risk/return summary information for the Registrants. These exhibits contain the risk/return summary information in the prospectuses for the Registrants dated February 29, 2016 (Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund and Morgan Stanley Mortgage Securities Trust), March 31, 2016 (Morgan Stanley Multi Cap Growth Trust) and April 29, 2016 (Morgan Stanley U.S. Government Securities Trust). The purpose of this filing is to submit the XBRL information from the 497(e) filings dated September 30, 2016 for the Registrants.

If you have any questions, please feel free to contact me at 212.296.6982 (tel) or 212.404.4691 (fax).

Very truly yours,

/s/ Edward J. Meehan, Jr.
Edward J. Meehan, Jr.
Assistant Secretary

Enclosures

cc: Joseph C. Benedetti